UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

Lapolla Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31354	13-3545304
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of principal executive offices) (Zip Code)

(281) 219-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

LAPOLLA INDUSTRIES, INC.
FORM 8-K
APRIL 27, 2017

(i)

SECTION 2 - FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition

On April 27, 2017, Lapolla Industries, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In accordance with General Instruction B. 2. of Form 8-K, the information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, issued on April 27, 2017 (furnished herewith pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2017	LAPOLLA INDUSTRIES, INC.
	By:	/s/ Harvey L. Schnitzer
Harvey L. Schnitzer
Director and Chief Operating Officer

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